UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number  811-21842
                                                     -----------

                   First Trust Strategic High Income Fund II
         ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
          ---------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                       Date of fiscal year end:  October 31
                                                ------------

                   Date of reporting period:  October 31, 2011
                                             ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                               FIRST TRUST
                               STRATEGIC
                               HIGH INCOME
                               FUND II



                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                                OCTOBER 31, 2011




FIRST TRUST     BROOKFIELD

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2011

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities.......................................... 16
Statement of Operations...................................................... 17
Statements of Changes in Net Assets.......................................... 18
Statement of Cash Flows...................................................... 19
Financial Highlights......................................................... 20
Notes to Financial Statements................................................ 21
Report of Independent Registered Public Accounting Firm...................... 31
Additional Information....................................................... 32
Board of Trustees and Officers............................................... 34
Privacy Policy............................................................... 36

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                        ANNUAL LETTER FROM THE PRESIDENT
                                OCTOBER 31, 2011


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Strategic High Income Fund II (the "Fund").

First Trust Advisors L.P. ("First Trust"), now in our 20th year, has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Like many successful investors, we understand that success in the markets doesn't just happen--it requires a long-term investment perspective through all kinds of markets. Although the markets have been somewhat choppy over the past six months, the equity market is well above the lows it sank to during the recent recession.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of market ups and downs. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the other investments First Trust offers that might also fit your financial goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust Strategic High Income Fund II

FIRST TRUST STRATEGIC HIGH INCOME FUND II
"AT A GLANCE"
AS OF OCTOBER 31, 2011 (UNAUDITED)

-----------------------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------------------
Symbol on New York Stock Exchange                                 FHY
Common Share Price                                             $14.51
Common Share Net Asset Value ("NAV")                           $16.17
Premium (Discount) to NAV                                      (10.27)%
Net Assets Applicable to Common Shares                   $131,109,446
Current Monthly Distribution per Common Share (1)             $0.1200
Current Annualized Distribution per Common Share              $1.4400
Current Distribution Rate on Closing Common Share Price (2)      9.92%
Current Distribution Rate on NAV (2)                             8.91%
-----------------------------------------------------------------------


-------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)(5)
-------------------------------------------------------------
                Common Share Price        NAV
10/10           $14.49                    $15.87
                 14.46                     15.96
                 14.28                     15.87
                 14.25                     15.75
11/10            14.22                     15.60
                 13.89                     15.57
                 13.83                     15.57
                 13.68                     15.60
                 13.83                     15.66
12/10            14.04                     15.75
                 14.16                     15.81
                 13.89                     15.90
                 13.95                     15.99
1/11             14.04                     16.11
                 14.04                     16.08
                 14.34                     16.20
                 14.16                     16.32
2/11             14.22                     16.41
                 14.16                     16.38
                 14.19                     16.89
                 14.31                     16.86
3/11             14.55                     16.92
                 14.58                     16.89
                 14.49                     16.95
                 14.64                     17.01
                 15.00                     17.07
4/11             15.48                     17.16
                 15.15                     17.16
                 15.69                     17.22
                 15.66                     17.34
5/11             15.87                     17.28
                 15.63                     17.10
                 15.54                     16.95
                 15.12                     16.80
6/11             15.60                     16.77
                 15.45                     16.80
                 15.60                     16.98
                 15.39                     16.95
                 15.54                     17.04
7/11             15.27                     17.01
                 14.40                     16.47
                 14.10                     15.78
                 14.10                     15.99
8/11             14.22                     15.78
                 14.52                     15.99
                 14.22                     15.96
                 14.43                     15.90
                 14.10                     15.48
9/11             13.83                     15.09
                 13.12                     14.84
                 13.46                     15.29
                 13.75                     15.65
                 14.53                     16.18
10/11            14.51                     16.17
-------------------------------------------------------------


---------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------
                                                                   Average Annual Total Return
                                                              -------------------------------------
                                             1 Year Ended     5 Years Ended   Inception (3/28/2006)
                                              10/31/2011       10/31/2011         to 10/31/2011
FUND PERFORMANCE (3)
NAV                                             13.60%           -10.80%              -8.14%
Market Value                                    11.64%           -13.32%             -10.64%

INDEX PERFORMANCE
Barclays Capital Ba U.S. High Yield Index        5.36%             8.79%               8.79%
---------------------------------------------------------------------------------------------------


-------------------------------------------------------------
                                                  % OF TOTAL
ASSET CLASSIFICATION                              INVESTMENTS
-------------------------------------------------------------
Corporate Bonds and Notes                            73.4%
Commercial Mortgage-Backed Securities                10.2
Residential Mortgage-Backed Securities                9.2
Foreign Corporate Bonds and Notes                     3.6
Manufactured Housing Loans                            3.3
Senior Floating-Rate Loan Interests                   0.3
Collateralized Debt Obligations                       0.0*
Equity                                                0.0*
U.S. Government Agency Mortgage-Backed Securities     0.0*
----------------------------------------------------------
                                      Total         100.0%
                                                    ======

* Amount is less than 0.1%.


-------------------------------------------------------------
                                                  % OF TOTAL
                                                 FIXED-INCOME
CREDIT QUALITY (4)                               INVESTMENTS
-------------------------------------------------------------
AAA                                                   7.3%
AA                                                    0.6
A                                                     1.1
BBB-                                                  2.3
BB+                                                   6.9
BB                                                    7.7
BB-                                                  15.0
B+                                                   12.5
B                                                    15.0
B-                                                   14.2
CCC+                                                  7.9
CCC                                                   1.9
CCC-                                                  0.4
CC                                                    4.2
C                                                     2.0
D                                                     1.0
NR                                                    0.0*
----------------------------------------------------------
                                      Total         100.0%
                                                    ======


(1) Most recent distribution paid or declared through 10/31/2011. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher.

(5) All common share prices and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 30, 2011.

NR    Not rated.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2011


                                  SUB-ADVISOR

BROOKFIELD INVESTMENT MANAGEMENT INC.

Brookfield Investment Management Inc. ("Brookfield") is a global investment manager focused on specialized equity and fixed-income securities investments. The firm is a subsidiary of Brookfield Asset Management Inc., a global alternative asset manager with approximately $150 billion in assets under management as of September 30, 2011 and over 100 years of history in owning and operating assets with a focus on real estate, infrastructure, power and private equity. The combination of access to this operational experience, along with the breadth of Brookfield's product offerings and depth of its investment teams, provides enhanced opportunity for investment.

Brookfield is an SEC-registered investment advisor and with its affiliates, had approximately $21 billion in assets under management as of September 30, 2011. Headquartered in New York, the firm maintains offices and investment teams in Chicago, Boston, London, Hong Kong, Sydney, and Toronto.

PORTFOLIO MANAGEMENT TEAM

DANA E. ERIKSON, CFA
MANAGING DIRECTOR

Mr. Erikson, Senior Portfolio Manager and the Head of the Global High Yield Team, is responsible for the firm's corporate high-yield exposures and the establishment of portfolio objectives and strategies. Mr. Erikson has 25 years of investment experience. Prior to joining the firm, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson received a Bachelor of Arts in Economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society.

ANTHONY BREAKS, CFA
DIRECTOR

Mr. Breaks is a Portfolio Manager on the Securitized Products Investments team. Mr. Breaks is one of four team leaders in MBS/ABS and is a member of the team's securities analysis committee. In his role, Mr. Breaks is one of the team's portfolio managers. Mr. Breaks also has managed securitized product vehicles, such as SIV, ABCP and CDOs for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

                                   COMMENTARY

FIRST TRUST STRATEGIC HIGH INCOME FUND II

The primary investment objective of the First Trust Strategic High Income Fund II ("FHY" or the "Fund") is to seek a high level of current income. The Fund seeks capital growth as a secondary objective.The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK
High Yield

It is a testament to the recent market turmoil that the most forgotten event was the most historic; namely, the credit downgrade of the United States of America. A result of the messy political deadlock over raising the debt ceiling in August, the prospect of the United States failing to pay its debts in a timely manner prompted Standard & Poor's to explicitly recognize something which high-yield investors have always known, which is that there lies a difference between being able to repay debt and being willing to repay it. Bond gurus opined that a downgraded U.S. would mean higher interest rates for all. However, in the upside-down third quarter of 2011, the U.S. government and dollar, ironically, regained its perch as the world's safe haven. Interest rates moved lower and the dollar rose.

European investors reminded us that while there is a difference between being able to repay debt and being willing to repay it, sometimes countries are unable to repay their debts. Over the past year, markets grew increasingly focused on events in Europe as the European Union ("EU") attempted to arrange an orderly restructuring of Greek sovereign debt while bolstering the European banking system. Investors worried that a failure in Europe could cause a return to recession in North America. While Greece alone is not significant enough to cause worldwide problems, neither was Lehman Brothers. However, just as Lehman Brothers' debt was owned by financial institutions whose health was crucial to the functioning of American markets, Greek debt is widely owned by European banks. A failure of one could lead to the failure of the other, and that is enough to cause turmoil in global markets. Therefore, the world fixated on the

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

twists and turns of European politicians and central banks to address the health of Greece and its banks. However, our contacts with high-yield companies in North America confirmed that business was generally firm and profits were likely to remain unchanged. We viewed the market's fixation on Europe as relatively short term and chose not to alter our generally bullish approach to managing the Fund's portfolio.

While equity markets rose slightly over the twelve-month period ended October 31, 2011, the Russell 2000 Index, which is the equity index most closely correlated to the high-yield market, moved firmly into bear market territory, falling over 21% in the third quarter of 2011. Treasury yields moved slightly lower over the year, rising in the first half, then decisively moving lower with the third quarter 2011 market correction. High yield bond prices rose 4.8%, a performance which masks the huge volatility investors experienced over the year, with a 6.3% decline in the third quarter, followed by a near record rise of just under 6% in October 2011. This brought the spread, a measure of value, from an already attractive 593 basis points in October 2010 to an attention-seeking 700 basis points at the end of the period. The market placed a premium on credit quality due to the high market volatility and concern over Europe, and over the year lower-quality CCC-rated bonds rose 2.9%, while higher-quality BB-rated bonds were up 5%.

Corporate credit has performed soundly since the recession. We saw a slight rise in the default rate from 0.7% a year ago to just over 1% currently. We note, however, that this is not a significant move and represents statistical noise rather than any change in credit quality. We saw continued strong trends in rating agency activity as well, where they had been upgrading 1.4 times as many high-yield companies as they were downgrading them(1), throughout the year. While companies reported generally good earnings through September 30, 2011, many managements reduced forward guidance due to concerns about economic growth. We note particular weakness in the metals sectors, primarily from less demand out of China, and also point to U.S. railroad traffic volumes which remained strong, indicating little reduction of goods in transport. At the end of the period, many retailers reported generally positive same store sales growth, indicating continued consumer demand. Most observers in both the high-yield and equity markets, however, consider the current round of earnings reports to be positive.

Given the difficulties in Europe, particularly in view of reports that European banks may reduce lending, coupled with a complete lack of growth in the U.S. housing sector (normally the engine of economic recovery), it seems likely that growth in the second half of 2011 and the first half of 2012 will be modest. Consequently, while we believe that, in general, high-yield balance sheets are strong, with adequate liquidity, modest debt and manageable maturities, there remains a cohort of credit that will not survive a period of economic stagnation and slower capital markets activity. We would identify some (although not all) late vintage leveraged buyouts (2006-2008) among these. Some of these companies are quite large and as they fail, investors should be prepared for bumps in the default rate along with some headline risk.

Supply and demand has been positive during the period covered by this report, with money flowing into high-yield mutual funds.(2) New issues were active until the third quarter of 2011 when they went dry during the market turmoil. Overall, the deals that came to market remained well-received, sold well and traded higher. High-yield traders report that there appears to be ample cash available for reasonably creditworthy names, and with most proceeds going to refinance at lower interest rates and extend maturities, the calendar had the effect of reducing credit risk in the market.

Brookfield Investment Management took a generally positive posture towards the Fund's portfolio during the year. In the beginning of the summer, we cautioned against the possibility of a choppy season and remained tactically cautious. However, we did not expect the level of turmoil that occurred. In light of Europe's problems and the prospect for tighter credit, not from explicit central bank tightening, but rather from European banks' desire to supplement their capital base, we have lowered our expectations for growth and cash flow for the next three quarters. As noted earlier, this will likely cause some weaker credits to seek relief, which would cause a rise in the published default rate. The possibility exists for a near-term recession should the contagion spread from Europe to North America; however, on balance, we do not expect this will transpire.

Should we be wrong, however, we believe that corporate credit quality is sound. Typically, we enter recessions with stressed balance sheets from acquisitions, capital spending and leveraged buyouts. However, any potential recession in the next year could see balance sheets near cyclical lows in debt and high corporate cash simply because companies did not need to invest in their businesses this cycle, nor was the leveraged buyout market particularly active during this time. We believe it is unlikely that high-yield defaults would reach their typical levels of around 10% in a recession and believe that at current levels, the market is already pricing in a great deal of uncertainty.

We note the high-yield market's historical pattern of performing better in November through May than in June through October. The combination of startling spreads, seasonal tailwinds and good relative credit quality lead us, on balance, to a favorable view of the market. We have three concerns that we are watching. First, U.S. Treasury yields are at record lows and could rise, which would be a headwind for high yield. Secondly, while the high-yield spread is very attractive, the absolute level of yields is only somewhat attractive. High-yield investors have never had this combination of yields and spreads


-----------------------
1 JP Morgan, Default Monitor, June 1, 2011, p. 10

2 Credit Suisse "Leveraged Finance Strategy Update" June 1, 2011, p. 2.

before, so we are in somewhat uncharted territory. Finally, the level of idiosyncratic risk is high and a policy error, either in the U.S. or abroad, could result in a more substantial downturn than the markets (or Brookfield Investment Management) is currently expecting. Overall, however, we are bullish on high yield.

Securitized Products

In the past year, investors of securitized products have moved through a full cycle from risk on to risk off. The beginning of the year was characterized by strength as investors thought the worst of the crisis was over and high-yielding opportunities became scarce as the market returned to some sense of normalcy. This resulted in a case of bull panic, which brought liquidity and higher valuations to some of the toughest to price bonds in the market. We used this period to sell some extremely seasoned commercial mortgage-backed securities ("CMBS") in the Fund. These securities did not trade frequently and required investors to fully analyze the securities' underlying collateral. Even as late in the year as July, we found some franchise loans with strong bids for tough cash flows. These sales were a driving force in the returns for the securitized products portion of the Fund and were also quite meaningful for the portfolio as a whole and the timing was critical.

Starting with the natural disaster in Japan and then financial turmoil in Europe, sentiment began to turn defensive. The New York branch of the Federal Reserve Bank began auctioning vast amounts of Alt-A and Subprime mortgage-backed securities ("MBS") from Maiden Lane II, the special purpose vehicle ("SPV") holding AIG's bad assets. Interest rates fell and fixed-coupon bonds held value as floating-rate bonds priced in forecasts of much lower resets. Finally, concerns about European sovereign debt and core EU banks came to the fore and weighed heavily on stocks and many sectors of fixed-income. Softer economic data in the U.S. reinforced investor worries and resulted in some economists forecasting a double-dip recession. In response, investors moved towards liquid, defensive assets such as U.S. Treasuries, bringing benchmark rates down to historical lows. Conversely, economically-sensitive assets such as non-Agency residential mortgage-backed securities ("RMBS") and CMBS had price declines or at least underperformed Treasuries in the most recent quarter. In addition, income-oriented securities fared better than those predicated on price return, eventual principal repayments or other future liquidity events.

Price declines have generally been proportionate to economic sensitivity. Senior bonds, which are our focus for the Fund, have fared better than junior bonds as they have a first claim on the cash flows securing the deal. Therefore, senior bonds are last to take principal losses and if losses occur, they are typically less severe. Lower prices also mean higher yields and so we see attractive opportunities to deploy the Fund's cash and increase income in the portfolio.

We believe prime MBS seniors and CMBS "super duper seniors" (refers to AAA-rated CMBS that are broken into junior parts, have a 30% credit enhancement and which have added extension risk) are attractive in the near- to medium-term and have an excellent combination of credit stability and income. Subprime, Alt-A and Option ARM- backed MBS have seen especially steep declines in value and we see some selective opportunities available. Supply has been low recently; however, we will continue to take advantage of opportunities to add exposure to "story-specific" securities, our name for bonds with attractive nuances we think the market is missing.

Another element of our analysis is to compare non-Agency RMBS and CMBS to other comparable income-oriented sectors. Our analysis was that generally these alternatives seemed more expensive, more volatile, and economically-sensitive than securitized products and that, therefore, they may be more vulnerable to small changes in outlooks.

New issuance has continued to be minimal for RMBS in 2011, although $7 billion of CMBS was issued in the second quarter of 2011 and an additional $10 billion through August 2011. Secondary supply has been primarily provided by traditional investment managers selling and boom-era collateralized debt obligations ("CDOs") liquidating their portfolios. European banks are large holders of RMBS, although they have only sold a fraction of their positions. If pressure in Europe continues to build, we may see considerable supply from EU banks.

We continue to see demand from money managers and insurance companies. Many insurance companies are now increasing exposure to RMBS and CMBS due to their potential yield. With rates so low on Treasuries and investment-grade corporate bonds, the search for income has become more urgent. In fact, Treasuries are yielding less than inflation expectations and investors are all but locking in a loss of buying power. The dynamic tension is between defensive credit positions that minimize risk and a need to meet return hurdles and earn sufficient income to meet liabilities. We believe RMBS and CMBS will remain attractive for a healthy mix of stability and yield.

At today's prices, we view RMBS and CMBS as attractive for closed-end funds as well. Closed-end funds can now expect to improve return potential through repurchase ("repo") loans and other borrowings. With leverage available through insurance company balance sheets and to money managers through repo loans,we see room for prices to increase as required yields decrease.

PERFORMANCE ANALYSIS

For the twelve months ended October 31, 2011, the Fund had a total return(1) of 13.60% based on net asset value ("NAV"). For the period, the Fund traded from a discount to NAV of -8.70% to a discount to NAV of -10.27%, resulting in a total return1 of 11.64%, based on market price. The Fund's allocation to CMBS and asset-backed securities ("ABS") contributed strongly to performance during the period, particularly due to several deep credit legacy bonds receiving bids well above where we saw value. This resulted in the sale of MSC 2003-IQ5 O, a big contributor to return during the period. Additional contributors included IMCHE 1997-5B and IMCHE 1997-3B, with large gains in price on a small starting valuation. In both deals, the Fund had several months without realized losses and the Fund's classes continue to pay 7.5% coupons on deeply-discounted bonds, generating strong returns for the period.

Away from the timely sales and some relatively unique seasoned assets, more typical, more recent vintage non-Agency RMBS and CMBS had modestly negative returns. In general, we are receiving 6% to 9% of market value in income and pay downs. Price declines more than offset the income but we see this effect as related to required yields rather than changes in underlying loan performance. Away from securitized products, the Fund's exposure to Steel Dynamics was a small detractor from performance as the bonds traded lower due to investor concern related to cost pressures in the steel market.

The total return for the Fund's benchmark, the Barclays Capital Ba U.S. High Yield Index, was 5.36% for the twelve months ended October 31, 2011. While the benchmark contains mostly corporate debt, it is important to note that the Fund had significant exposure to structured finance and mortgage-related securities during the period.

-----------------------

1 Total return is based on the combination of reinvested dividends, capital gain and turn of capital distributions, if any, at prices obtained by the Divident Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS (a)
OCTOBER 31, 2011


   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
----------------   ---------------------------------------------     ---------    ------------    ------------
CORPORATE BONDS AND NOTES - 98.8%

                   AUTOMOTIVE - 4.1%
$      1,100,000   American Axle & Manufacturing, Inc. (b)......        7.88%       03/01/17      $  1,119,250
       1,500,000   Ford Motor Co. (b)...........................        6.50%       08/01/18         1,608,750
       1,950,000   Pittsburgh Glass Works LLC (b) (c)...........        8.50%       04/15/16         1,959,750
         425,000   Tenneco, Inc. ...............................        6.88%       12/15/20           437,750
         270,000   Visteon Corp. (c)............................        6.75%       04/15/19           263,250
                                                                                                  ------------
                                                                                                     5,388,750
                                                                                                  ------------
                   BASIC INDUSTRY - 16.7%
       1,715,000   AK Steel Corp. (b)...........................        7.63%       05/15/20         1,612,100
       1,675,000   Arch Coal, Inc. (b)..........................        8.75%       08/01/16         1,838,313
         500,000   Associated Materials LLC ....................        9.13%       11/01/17           457,500
         500,000   Building Materials Corp of America (c).......        6.75%       05/01/21           520,000
         675,000   Consol Energy, Inc. (b)......................        8.25%       04/01/20           742,500
       1,160,000   Georgia-Pacific LLC (b)......................        7.38%       12/01/25         1,497,860
         415,000   Georgia-Pacific LLC (b)......................        7.25%       06/01/28           521,749
       1,125,000   Hexion U.S. Finance Corp./Hexion Nova
                     Scotia Finance ULC (b).....................        8.88%       02/01/18         1,116,563
       1,100,000   Huntsman International LLC (b)...............        8.63%       03/15/21         1,135,750
         500,000   Momentive Performance Materials, Inc. (b)....        9.00%       01/15/21           425,000
       2,100,000   Ply Gem Industries, Inc. (b).................        8.25%       02/15/18         1,989,750
       1,700,000   Polymer Group, Inc. (b) (c)..................        7.75%       02/01/19         1,772,250
       1,600,000   Steel Dynamics, Inc. (b).....................        7.63%       03/15/20         1,704,000
       1,250,000   United States Steel Corp. (b)................        7.00%       02/01/18         1,190,625
         675,000   United States Steel Corp. (b)................        7.38%       04/01/20           637,875
       2,100,000   USG Corp. (b) (d)............................        9.75%       01/15/18         1,774,500
       1,725,000   Westlake Chemical Corp. (b)..................        6.63%       01/15/16         1,750,875
       1,355,000   Xerium Technologies, Inc. (c)................        8.88%       06/15/18         1,158,525
                                                                                                  ------------
                                                                                                    21,845,735
                                                                                                  ------------
                   CAPITAL GOODS - 8.7%
       1,950,000   Berry Plastics Corp. (b).....................        9.50%       05/15/18         1,979,250
         615,000   Coleman Cable, Inc. (b)......................        9.00%       02/15/18           611,925
       1,700,000   Crown Cork & Seal Co., Inc. (b)..............        7.38%       12/15/26         1,793,500
       2,150,000   Owens-Illinois, Inc. (b).....................        7.80%       05/15/18         2,327,375
       2,100,000   Reynolds Group Issuer, Inc./Reynolds Group
                     Issuer LLC (b) (c).........................        9.00%       04/15/19         2,037,000
       1,500,000   Terex Corp. (b)..............................        8.00%       11/15/17         1,481,250
       1,125,000   Trimas Corp. (b).............................        9.75%       12/15/17         1,209,375
                                                                                                  ------------
                                                                                                    11,439,675
                                                                                                  ------------
                   CONSUMER CYCLICAL - 6.5%
       1,100,000   ACCO Brands Corp. (b)........................       10.63%       03/15/15         1,218,250
         750,000   ACE Hardware Corp. (b) (c)...................        9.13%       06/01/16           800,625
       1,950,000   Levi Strauss & Co. (b).......................        7.63%       05/15/20         2,003,625
       1,775,000   Limited Brands, Inc. (b).....................        7.60%       07/15/37         1,748,375
         560,000   Neiman Marcus Group, Inc. (b)................       10.38%       10/15/15           585,200
         550,000   Phillips-Van Heusen Corp. (b)................        7.38%       05/15/20           599,500
       1,050,000   Rite Aid Corp. (b)...........................        8.63%       03/01/15         1,002,750


                       See Notes to Financial Statements                  Page 7

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011


   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
----------------   ---------------------------------------------     ---------    ------------    ------------
CORPORATE BONDS AND NOTES - (CONTINUED)

                   CONSUMER CYCLICAL - (CONTINUED)
$        550,000   Rite Aid Corp. (b)...........................        9.75%       06/12/16      $    605,000
                                                                                                  ------------
                                                                                                     8,563,325
                                                                                                  ------------
                   CONSUMER NON-CYCLICAL - 3.5%
       1,700,000   B&G Foods, Inc. (b)..........................        7.63%       01/15/18         1,810,500
       1,175,000   C&S Group Enterprises LLC (b) (c)............        8.38%       05/01/17         1,222,000
         425,000   Cott Beverages, Inc. (b).....................        8.13%       09/01/18           455,812
       1,000,000   Easton-Bell Sports, Inc. (b).................        9.75%       12/01/16         1,076,250
                                                                                                  ------------
                                                                                                     4,564,562
                                                                                                  ------------
                   ENERGY - 18.3%
       1,700,000   Breitburn Energy Partners LP/Breitburn
                     Finance Corp. (b)..........................        8.63%       10/15/20         1,776,500
         425,000   Calfrac Holdings LP (b) (c)..................        7.50%       12/01/20           410,125
       1,350,000   Calumet Specialty Products Partners LP/
                     Calumet Finance Corp. (b) (c)..............        9.38%       05/01/19         1,302,750
       1,475,000   Chaparral Energy, Inc. (b)...................        8.88%       02/01/17         1,526,625
       1,675,000   Crosstex Energy LP/Crosstex Energy Finance
                     Corp. (b)..................................        8.88%       02/15/18         1,783,875
         540,000   EV Energy Partners LP/EV Energy Finance
                     Corp. (c)..................................        8.00%       04/15/19           540,000
       1,050,000   GMX Resources, Inc. (b) (c)..................       11.38%       02/15/19           761,250
       1,050,000   Hercules Offshore LLC (b) (c)................       10.50%       10/15/17         1,055,250
       1,700,000   Hilcorp Energy I LP/Hilcorp Finance Co. (b) (c)      8.00%       02/15/20         1,836,000
       1,500,000   Key Energy Services, Inc. (b)................        6.75%       03/01/21         1,541,250
         945,000   Linn Energy LLC/Linn Energy Finance Corp. (b).       8.63%       04/15/20         1,046,587
       1,500,000   McJunkin Red Man Corp. ......................        9.50%       12/15/16         1,537,500
       1,840,000   Niska Gas Storage US LLC/Niska Gas
                     Storage Canada ULC (b).....................        8.88%       03/15/18         1,913,600
       1,275,000   Pioneer Natural Resources Co. (b)............        6.65%       03/15/17         1,391,089
       1,675,000   Plains Exploration & Production Co. (b)......        7.63%       06/01/18         1,800,625
         650,000   Quicksilver Resources, Inc. (b)..............       11.75%       01/01/16           737,750
         600,000   Sesi LLC (b).................................        6.88%       06/01/14           603,000
       2,100,000   Venoco, Inc. (b).............................        8.88%       02/15/19         1,979,250
         415,000   W&T Offshore, Inc. (c).......................        8.50%       06/15/19           425,375
                                                                                                  ------------
                                                                                                    23,968,401
                                                                                                  ------------
                   HEALTHCARE - 0.8%
       1,045,000   Inventiv Health, Inc. (c)....................       10.00%       08/15/18         1,008,425
                                                                                                  ------------
                   MEDIA - 10.7%
       1,700,000   American Reprographics Co. (b)...............       10.50%       12/15/16         1,513,000
       1,700,000   Cablevision Systems Corp. (b)................        8.63%       09/15/17         1,853,000
       1,700,000   CCO Holdings LLC/CCO Holdings Capital
                     Corp. (b)..................................        8.13%       04/30/20         1,848,750
       1,700,000   Clear Channel Communications, Inc. (b).......        9.00%       03/01/21         1,521,500
       1,700,000   Deluxe Corp. (b).............................        7.38%       06/01/15         1,721,250
       1,700,000   Insight Communications Co., Inc. (b) (c).....        9.38%       07/15/18         1,938,000


Page 8                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011


   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
----------------   ---------------------------------------------     ---------    ------------    ------------
CORPORATE BONDS AND NOTES - (CONTINUED)

                   MEDIA - (CONTINUED)
$      1,700,000   Lamar Media Corp. (b)........................        7.88%       04/15/18      $  1,789,250
       1,700,000   Mediacom LLC/Mediacom Capital Corp. (b)......        9.13%       08/15/19         1,797,750
                                                                                                  ------------
                                                                                                    13,982,500
                                                                                                  ------------
                   SERVICES - 18.0%
       1,650,000   AMC Entertainment, Inc. (b)..................        8.75%       06/01/19         1,753,125
       1,150,000   Avis Budget Car Rental LLC/Avis Budget
                     Finance, Inc. .............................        8.25%       01/15/19         1,152,875
         850,000   Beazer Homes USA, Inc. (b)...................        9.13%       06/15/18           612,000
       1,400,000   Caesars Entertainment Operating Co. (b)......       11.25%       06/01/17         1,505,000
         425,000   Citycenter Holdings LLC/Citycenter Finance
                     Corp. (b) (c)..............................        7.63%       01/15/16           444,125
         600,000   FireKeepers Development Authority (b) (c)....       13.88%       05/01/15           687,000
       1,650,000   Iron Mountain, Inc. (b)......................        8.75%       07/15/18         1,732,500
       1,700,000   K Hovnanian Enterprises, Inc. (b)............       10.63%       10/15/16         1,466,250
       1,950,000   Marina District Finance Co., Inc. (b)........        9.88%       08/15/18         1,935,375
         875,000   MGM Resorts International (b)................        5.88%       02/27/14           844,375
         850,000   MGM Resorts International (b)................       10.38%       05/15/14           952,000
         540,000   MTR Gaming Group, Inc. (c)...................       11.50%       08/01/19           453,600
       2,100,000   Palace Entertainment Holdings LLC/Palace
                     Entertainment Holdings Corp. (b) (c).......        8.88%       04/15/17         2,068,500
       2,100,000   Pulte Group, Inc. (b)........................        6.38%       05/15/33         1,533,000
         875,000   RSC Equipment Rental, Inc./RSC
                     Holdings III LLC (b).......................       10.25%       11/15/19           962,500
         875,000   RSC Equipment Rental, Inc./RSC
                     Holdings LLC ..............................        8.25%       02/01/21           892,500
       2,100,000   Standard Pacific Corp. (b)...................        8.38%       05/15/18         2,037,000
       2,475,000   United Rentals North America, Inc. (b).......        8.38%       09/15/20         2,580,187
                                                                                                  ------------
                                                                                                    23,611,912
                                                                                                  ------------
                   TECHNOLOGY & ELECTRONICS - 2.9%
          88,000   First Data Corp. ............................        9.88%       09/24/15            84,920
       1,950,000   First Data Corp. (b) (c).....................        8.25%       01/15/21         1,862,250
       1,775,000   Freescale Semiconductor, Inc. (b) (c)........        9.25%       04/15/18         1,930,313
                                                                                                  ------------
                                                                                                     3,877,483
                                                                                                  ------------
                   TELECOMMUNICATIONS - 6.8%
         860,000   Cincinnati Bell, Inc. (b)....................        8.25%       10/15/17           870,750
       1,050,000   Cincinnati Bell, Inc. (b)....................        8.38%       10/15/20         1,073,625
       1,650,000   Frontier Communications (b)..................        7.13%       03/15/19         1,674,750
         200,000   PAETEC Holding Corp. ........................        9.50%       07/15/15           209,500
       1,700,000   PAETEC Holding Corp. ........................        9.88%       12/01/18         1,878,500
       1,450,000   Qwest Corp. (b)..............................        6.88%       09/15/33         1,448,188
       1,725,000   Windstream Corp. (b).........................        7.00%       03/15/19         1,737,937
                                                                                                  ------------
                                                                                                     8,893,250
                                                                                                  ------------

                       See Notes to Financial Statements                  Page 9

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011


   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
----------------   ---------------------------------------------     ---------    ------------    ------------
CORPORATE BONDS AND NOTES - (CONTINUED)

                   UTILITY - 1.8%
$      1,700,000   Calpine Corp. (b) (c)........................        7.25%       10/15/17      $  1,776,500
         875,000   Edison Mission Energy (b)....................        7.00%       05/15/17           616,875
                                                                                                  ------------
                                                                                                     2,393,375
                                                                                                  ------------
                   TOTAL CORPORATE BONDS AND NOTES .........................................       129,537,393
                   (Cost $128,497,357)                                                            ------------

MORTGAGE-BACKED SECURITIES - 22.7%

                   COLLATERALIZED MORTGAGE OBLIGATIONS - 10.9%
                   Banc of America Mortgage Securities
         304,000     Series 2007-1, Class 1A26 .................        6.00%       03/25/37           269,861
                   Citicorp Mortgage Securities, Inc.
       2,559,000     Series 2007-2, Class 1A3 ..................        6.00%       02/25/37         2,531,051
                   Citigroup Mortgage Loan Trust, Inc. .........
         906,361     Series 2006-AR6, Class 1A1 (e).............        5.90%       08/25/36           741,626
         965,130     Series 2007-AR4, Class 1A1A (e)............        5.78%       03/25/37           812,434
                   Countrywide Alternative Loan Trust
         312,644     Series 2006-41CB, Class 2A14 ..............        6.00%       01/25/37           207,910
                   Countrywide Home Loan Mortgage Pass
                     Through Trust
       1,618,524     Series 2005-27, Class 2A1 .................        5.50%       12/25/35         1,427,834
         408,869     Series 2006-21, Class A8 ..................        5.75%       02/25/37           336,013
       1,147,012     Series 2007-10, Class A5 ..................        6.00%       07/25/37           873,225
                   HarborView Mortgage Loan Trust
       3,597,355     Series 2005-9, Class B10 (e)...............        1.99%       06/20/35           249,451
                   JP Morgan Mortgage Trust
         241,540     Series 2006-S3, Class 1A30 ................        6.50%       08/25/36           220,583
                   MASTR Asset Securitization Trust
         391,536     Series 2006-2, Class 1A10 (e)..............        6.00%       06/25/36           354,184
                   Residential Accredit Loans, Inc.
         255,657     Series 2007-Q56, Class A2 (e)..............       53.50%       04/25/37           463,305
                   Residential Asset Securitization Trust
       1,425,325     Series 2005-A8CB, Class A11 ...............        6.00%       07/25/35         1,216,633
                   Structured Asset Securities Corp.
         208,792     Series 2003-10, Class A ...................        6.00%       04/25/33           219,413
                   Wells Fargo Mortgage Backed Securities Trust
       1,442,962     Series 2006-8, Class A15 ..................        6.00%       07/25/36         1,261,749
         161,000     Series 2006-AR1, Class 2A5 (e).............        5.37%       03/25/36           142,553
       1,329,000     Series 2007-3, Class 1A10 .................        5.50%       04/25/37         1,199,682
         103,290     Series 2007-6, Class A6 ...................        6.00%       05/25/37            89,838
         631,198     Series 2007-7, Class A38 ..................        6.00%       06/25/37           587,046
         411,000     Series 2007-7, Class A6 ...................        6.00%       06/25/37           396,264
         144,929     Series 2007-8, Class 1A16 .................        6.00%       07/25/37           136,866
         581,000     Series 2007-8, Class 2A2 ..................        6.00%       07/25/37           547,891
                                                                                                  ------------
                                                                                                    14,285,412
                                                                                                  ------------

Page 10                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011


   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
----------------   ---------------------------------------------     ---------    ------------    ------------
MORTGAGE-BACKED SECURITIES - (CONTINUED)

                   COMMERCIAL MORTGAGE-BACKED SECURITIES - 11.8%
                   Banc of America Large Loan, Inc.
$      3,000,000     Series 2005-MIB1, Class L (e) (f) (g)......        3.24%       03/15/22      $  1,586,701
                   Banc of America Merrill Lynch Commercial
                      Mortgage, Inc.
         760,000     Series 2006-6, Class A4 ...................        5.36%       10/10/45           806,560
                   Bear Stearns Commercial Mortgage Securities
         500,000     Series 2007-PW17, Class A4 ................        5.69%       06/11/50           546,652
                   Citigroup Commercial Mortgage Trust
         610,000     Series 2007-C6, Class AM (e)...............        5.89%       12/10/49           574,407
                   Citigroup/Deutsche Bank Commercial
                      Mortgage Trust
       1,400,000     Series 2007-CD4, Class A4 .................        5.32%       12/11/49         1,471,719
                   Commercial Mortgage Pass Through Certificates
       1,475,000     Series 2007-C9, Class A4 (e)...............        6.01%       12/10/49         1,622,630
                   Credit Suisse Mortgage Capital Certificates
       1,800,000     Series 2006-C3, Class A3 (e)...............        6.01%       06/15/38         1,971,366
                   Greenwich Capital Commercial Funding Corp.
       1,100,000     Series 2007-GG11, Class A4 ................        5.74%       12/10/49         1,170,403
       1,180,000     Series 2007-GG11, Class AJ (e).............        5.99%       12/10/49           630,287
       2,000,000     Series 2007-GG9, Class A4 .................        5.44%       03/10/39         2,142,449
       1,040,000     Series 2007-GG9, Class AM .................        5.48%       03/10/39           935,628
                   Morgan Stanley Capital I, Inc.
       1,000,000     Series 2007-IQ14, Class A4 ................        5.69%       04/15/49         1,052,378
                   Vornado DP LLC
         930,000     Series 2010-VNO, Class D (c)...............        6.36%       09/13/28           862,960
          81,735   Washington Mutual Alternative Mortgage
                      Pass-Through Certificates
                     Series 2007-5, Class A11 (e)...............       38.01%       06/25/37           137,504
                                                                                                  ------------
                                                                                                    15,511,644
                                                                                                  ------------
                   TOTAL MORTGAGE-BACKED SECURITIES ........................................        29,797,056
                   (Cost $30,636,429)                                                             ------------

ASSET-BACKED SECURITIES - 8.3%

                   Ace Securities Corp.
       1,220,000     Series 2003-MH1, Class A4 (c)..............        6.50%       08/15/30         1,346,907
                   BankAmerica Manufactured Housing
                      Contract Trust II
       2,300,000     Series 1997-1, Class B1 (h)................        6.94%       06/10/21         1,883,224
                   Bombardier Capital Mortgage Securitization
                      Corp. ....................................
         301,050     Series 1999-B, Class A1B ..................        6.61%       12/15/29           185,952
       1,732,801     Series 1999-B, Class A3 ...................        7.18%       12/15/29         1,104,957
                   Citigroup Mortgage Loan Trust, Inc.
       2,301,000     Series 2003-HE3, Class M4 (e)..............        3.24%       12/25/33           695,849


                       See Notes to Financial Statements                 Page 11

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011


   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
----------------   ---------------------------------------------     ---------    ------------    ------------
ASSET-BACKED SECURITIES - (CONTINUED)

                   Conseco Finance Securitizations Corp.
$      2,505,162     Series 2000-6, Class M1 ...................        7.72%       09/01/31      $    630,570
       1,445,502     Series 2001-3, Class M1 ...................        7.15%       05/01/33           805,339
                   Countrywide Asset-Backed Certificates
          32,933     Series 2004-6, Class 2A5 (e)...............        0.63%       11/25/34            28,377
         808,486     Series 2006-13, Class 3AV2 (e).............        0.39%       01/25/37           510,907
                   Credit Suisse First Boston Mortgage Securities
                      Corp.
         277,100     Series 2002-MH3, Class A ..................        6.70%       12/25/31           294,995
                   Green Tree Financial Corp.
       1,292,361     Series 1996-6, Class B1 ...................        8.00%       09/15/27           353,336
         157,768     Series 1997-4, Class B1 ...................        7.23%       02/15/29            14,455
         796,570     Series 1998-4, Class M1 ...................        6.83%       04/01/30           379,489
       3,134,656     Series 1999-3, Class M1 ...................        6.96%       02/01/31           366,681
         438,298     Series 1999-4, Class M1 ...................        7.60%       05/01/31               440
                   GSAMP Trust
         440,199     Series 2004-AR2, Class B4 (f) .............        4.76%       08/25/34             9,967
       2,884,958     Series 2006-S3, Class A2 (g)...............        6.27%       05/25/36           141,460
       2,955,551     Series 2006-S5, Class A1 (e)...............        0.33%       09/25/36            62,114
                   IMC Home Equity Loan Trust
       2,786,538     Series 1997-3, Class B ....................        7.87%       08/20/28         1,148,285
       2,699,240     Series 1997-5, Class B (h).................        7.59%       11/20/28           530,270
                   Independence III CDO, Ltd.
       7,000,000     Series 3A, Class C1 (e) (f) (i)............        2.87%       10/03/37            19,670
                   New Century Home Equity Loan Trust
         198,000     Series 2005-A, Class A5 ...................        5.32%       08/25/35           100,322
                   Oakwood Mortgage Investors, Inc.
         958,523     Series 1999-B, Class M1 ...................        7.18%       12/15/26           203,070
                   Park Place Securities, Inc. .................
       1,181,372     Series 2004-WCW1, Class M8 (e).............        3.74%       09/25/34            21,735
       1,301,976     Series 2004-WCW2, Class M10 (e) (f)........        2.99%       10/25/34            47,038
                   Summit CBO I, Ltd.
       4,250,309     Series 1A, Class B (e) (f) (h).............        1.41%       05/23/12                43
                                                                                                  ------------
                   TOTAL ASSET-BACKED SECURITIES ...........................................        10,885,452
                   (Cost $8,825,244)                                                              ------------

FOREIGN CORPORATE BONDS AND NOTES - 6.4%

                   BASIC INDUSTRY - 4.0%
       1,540,000   Cascades, Inc. (b)...........................        7.88%       01/15/20         1,509,200
       1,950,000   Masonite International Corp. (b) (c).........        8.25%       04/15/21         1,935,375
       1,725,000   Tembec Industries, Inc. (b)..................       11.25%       12/15/18         1,785,375
                                                                                                  ------------
                                                                                                     5,229,950
                                                                                                  ------------
                   ENERGY - 0.5%
         645,000   Precision Drilling Corp. ....................        6.63%       11/15/20           688,538
                                                                                                  ------------
                   SERVICES - 0.6%
         675,000   Royal Caribbean Cruises Ltd. (b).............        7.25%       06/15/16           718,875
                                                                                                  ------------


Page 12                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011


   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
----------------   ---------------------------------------------     ---------    ------------    ------------
FOREIGN CORPORATE BONDS AND NOTES - (CONTINUED)

                   TELECOMMUNICATIONS - 1.3%
$      1,500,000   Global Crossing Ltd. ........................       12.00%       09/15/15      $  1,728,750
                                                                                                  ------------
                   TOTAL FOREIGN CORPORATE BONDS AND NOTES .................................         8,366,113
                                                                                                  ------------
                   (Cost $8,296,002)

SENIOR FLOATING-RATE LOAN INTERESTS - 0.4%

                   UTILITY - 0.4%
         834,744   Texas Competitive Electric Holdings Co., LLC
                      Tranche B2 (e)............................    4.74%-4.77%     10/10/14           567,209
                                                                                                  ------------
                   TOTAL SENIOR FLOATING-RATE LOAN INTERESTS ...............................           567,209
                   (Cost $758,785)                                                                ------------

STRUCTURED NOTES - 0.0%

       5,750,000   Preferred Term Securities XXV, Ltd. (f)......        (j)         06/22/37               575
       2,500,000   Preferred Term Securities XXVI, Ltd.
                        Subordinated Note (f)...................        (j)         09/22/37               250
                                                                                                  ------------
                   TOTAL STRUCTURED NOTES ..................................................               825
                   (Cost $0)                                                                      ------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.0%

                   COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.0%
         145,792   FannieMae-ACES
                     Series 1998-M7, Class N, IO (e)............        0.32%       05/25/36                23
                                                                                                  ------------
                   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES .................                23
                   (Cost $10)                                                                     ------------


     SHARES                                        DESCRIPTION                                       VALUE
----------------   -------------------------------------------------------------------------      ------------

PREFERRED SECURITIES - 0.1%

           3,500   Independence III CDO, Ltd., Series 3A, Class PS (f) (j)..................             3,500
           4,000   Soloso CDO, Ltd., Series 2005-1 (f) (j)..................................            40,000
           9,000   White Marlin CDO, Ltd., Series AI (f) (i) (j)............................            45,000
                                                                                                  ------------
                   TOTAL PREFERRED SECURITIES ..............................................            88,500
                   (Cost $0)                                                                      ------------

                   TOTAL INVESTMENTS - 136.7% ..............................................       179,242,571
                   (Cost $177,013,827) (k)

                   OUTSTANDING LOAN - (41.5%) ..............................................       (54,400,000)

                   NET OTHER ASSETS AND LIABILITIES - 4.8% .................................         6,266,875
                                                                                                  ------------

                   NET ASSETS - 100.0% .....................................................      $131,109,446
                                                                                                  ============


-----------------------------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) All or a portion of this security is available to serve as collateral on the outstanding loan.


                       See Notes to Financial Statements                 Page 13

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011


(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2011, securities noted as such amounted to $32,378,105 or 24.70% of net assets.


(d) Multi-Step Coupon Bond - Coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The interest rate shown reflects the rate in effect at October 31, 2011.

(e) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2011.

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(g)   Security is receiving less than the stated coupon.

(h)   Security missed one or more of its interest payments.

(i)   The issuer is in default. Income is not being accrued.

(j)   Zero coupon security.

(k) Aggregate cost for federal income tax purposes is $223,297,812. As of October 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,015,005 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $51,070,246.

ACES  Alternative Credit Enhancement Securities
CBO   Collateralized Bond Obligation
CDO   Collateralized Debt Obligation
IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.


Page 14                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011


VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of October 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                            LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2011         PRICES           INPUTS           INPUTS
                                                       -------------    -------------    -------------    -------------
Corporate Bonds and Notes*..........................   $ 129,537,393    $          --    $ 129,537,393    $          --
Mortgage-Backed Securities: ........................
    Collateralized Mortgage Obligations.............      14,285,412               --       14,285,412               --
    Commercial Mortgage-Backed Securities...........      15,511,644               --       15,511,644               --
Asset-Backed Securities.............................      10,885,452               --       10,885,452               --
Foreign Corporate Bonds and Notes*..................       8,366,113               --        8,366,113               --
Senior Floating-Rate Loan Interests*................         567,209               --          567,209               --
Structured Notes ...................................             825               --              825               --
U.S. Government Agency Mortgage-Backed Securities...              23               --               23               --
Preferred Securities ...............................          88,500               --               --           88,500
                                                       -------------    -------------    -------------    -------------
Total Investments ..................................   $ 179,242,571    $          --    $ 179,154,071    $      88,500
                                                       =============    =============    =============    =============

* See the Portfolio of Investments for industry breakout.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

                                              BALANCE                       NET         CHANGE IN                         BALANCE
                                               AS OF       TRANSFERS     REALIZED     NET UNREALIZED        NET            AS OF
INVESTMENTS  AT  FAIR  VALUE  USING         OCTOBER 31,    IN (OUT)        GAINS       APPRECIATION      PURCHASES      OCTOBER 31,
SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)      2010       OF LEVEL 3     (LOSSES)     (DEPRECIATION)      (SALES)           2011
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities.................     $  41,458     $      --     $    (206)    $         --     $    (41,252)    $       --
Preferred Securities ...................        38,500        50,000 **         --               --               --         88,500
                                            ----------------------------------------------------------------------------------------
TOTAL INVESTMENTS.......................     $  79,958     $  50,000     $    (206)    $         --     $    (41,252)    $   88,500
                                            ========================================================================================

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2011.

** Transfer in of $50,000 in Preferred Securities due to the reorganization of FHY, FHI and FHO (see Note 4 - Reorganization and Reverse Stock Split in the Notes to Financial Statements).


                       See Notes to Financial Statements                 Page 15

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2011


ASSETS:
Investments, at value
   (Cost $177,013,827).........................................................................     $ 179,242,571
Cash...........................................................................................         3,592,721
Prepaid expenses...............................................................................            11,050
Interest receivable............................................................................         3,414,278
                                                                                                    -------------
   Total Assets................................................................................       186,260,620
                                                                                                    -------------

LIABILITIES:
Outstanding loan...............................................................................        54,400,000
Payables:
   Investment securities purchased.............................................................           394,689
   Investment advisory fees....................................................................           136,482
   Interest and fees on loan...................................................................            64,350
   Audit and tax fees..........................................................................            55,500
   Reorganization fees.........................................................................            48,407
   Printing fees...............................................................................            16,293
   Administrative fees.........................................................................            13,573
   Custodian fees..............................................................................             8,019
   Transfer agent fees.........................................................................             5,451
   Trustees' fees and expenses.................................................................             3,512
   Legal fees..................................................................................             1,015
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             3,112
                                                                                                    -------------
   Total Liabilities...........................................................................        55,151,174
                                                                                                    -------------
NET ASSETS.....................................................................................     $ 131,109,446
                                                                                                    =============
NET ASSETS consist of:
Paid-in capital................................................................................     $ 206,477,058
Par value......................................................................................            81,069
Accumulated net investment income (loss).......................................................         1,890,330
Accumulated net realized gain (loss) on investments............................................       (79,567,755)
Net unrealized appreciation (depreciation) on investments......................................         2,228,744
                                                                                                    -------------
NET ASSETS.....................................................................................     $ 131,109,446
                                                                                                    =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................     $       16.17
                                                                                                    =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         8,106,875
                                                                                                    =============

Page 16                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2011


INVESTMENT INCOME:.............................................................................
Interest.......................................................................................     $   6,979,957
                                                                                                    -------------
   Total investment income.....................................................................         6,979,957
                                                                                                    -------------
EXPENSES:
Investment advisory fees.......................................................................           712,363
Reorganization fees............................................................................           201,045 (a)
Interest and fees on loan......................................................................           189,103
Administrative fees............................................................................            96,071
Audit and tax fees.............................................................................            56,151
Interest expense on reverse repurchase agreements..............................................            54,159
Transfer agent fees............................................................................            42,097
Trustees' fees and expenses....................................................................            39,225
Printing fees..................................................................................            29,110
Financial reporting fees.......................................................................             9,250
Custodian fees.................................................................................            16,276
Legal fees.....................................................................................          (167,587) (b)
Other..........................................................................................            89,071
                                                                                                    -------------
   Total expenses..............................................................................         1,366,334
                                                                                                    -------------
NET INVESTMENT INCOME (LOSS)...................................................................         5,613,623
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):.......................................................
   Net realized gain (loss) on investments.....................................................         2,082,983
   Net change in unrealized appreciation (depreciation) on investments.........................         4,136,138
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         6,219,121
                                                                                                    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................      $  11,832,744
                                                                                                    =============



(a) See Note 4 - Reorganization and Reverse Stock Split in the Notes to Financial Statements.

(b) Refund of prior years' legal expenses (see Note 8 - Litigation in the Notes to Financial Statements).


                       See Notes to Financial Statements                 Page 17

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR             YEAR
                                                                                            ENDED            ENDED
                                                                                          10/31/2011       10/31/2010
                                                                                        --------------   --------------
OPERATIONS:
Net investment income (loss).......................................................     $    5,613,623   $    5,900,738
Net realized gain (loss)...........................................................          2,082,983      (19,608,313)
Net change in unrealized appreciation (depreciation)...............................          4,136,138       23,401,949
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from operations....................         11,832,744        9,694,374
                                                                                        --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................         (4,945,284)              --
Net realized gain..................................................................                 --               --
Return of capital..................................................................           (651,423)     (4,385,537)
                                                                                        --------------   --------------
Total distributions to shareholders................................................         (5,596,707)     (4,385,537)
                                                                                        --------------   --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares acquired through reorganization........................         74,405,197               --
Proceeds from Common Shares reinvested.............................................                 --               --
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from capital transactions..........         74,405,197               --
                                                                                        --------------   --------------
Total increase (decrease) in net assets............................................         80,641,234        5,308,837
NET ASSETS:
Beginning of period................................................................         50,468,212       45,159,375
                                                                                        --------------   --------------
End of period......................................................................     $  131,109,446   $   50,468,212
                                                                                        ==============   ==============

Accumulated net investment income (loss) at end of period..........................     $    1,890,330   $   (1,608,987)
                                                                                        ==============   ==============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................          3,177,925        3,177,925
Common Shares issued through reorganization........................................          4,928,950               --
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........                 --               --
                                                                                        --------------   --------------

Common Shares at end of period.....................................................          8,106,875        3,177,925
                                                                                        ==============   ==============


Page 18                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2011


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................    $ 11,832,744
Adjustments to reconcile net increase (decrease)
in net assets resulting from operations to
     net cash used in operating activities:.....................................
      Purchases of investments..................................................     (47,780,779)
      Sales, maturities and paydowns of investments.............................      37,915,557
      Net amortization/accretion of premiums/discounts on investments...........         280,142
      Net realized gain/loss on investments.....................................      (2,082,983)
      Net change in unrealized appreciation/depreciation on investments.........      (4,136,138)
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable...........................................        (133,389)
      Increase in prepaid expenses..............................................          (3,445)
      Decrease in interest payable on reverse repurchase agreements.............         (14,000)
      Increase in interest and fees on loan payable.............................          61,785
      Increase in investment advisory fees payable..............................           8,183
      Increase in reorganization fees payable...................................          17,757
      Increase in audit and tax fees payable....................................             300
      Decrease in legal fees payable............................................          (6,416)
      Decrease in printing fees payable.........................................         (16,752)
      Decrease in administrative fees payable...................................          (9,760)
      Increase in custodian fees payable........................................             346
      Decrease in transfer agent fees payable...................................          (4,045)
      Decrease in Trustees' fees and expenses payable...........................             (17)
      Decrease in financial reporting fees......................................            (769)
      Decrease in other liabilities.............................................          (6,921)
                                                                                    ------------

CASH USED IN OPERATING ACTIVITIES...............................................                     $ (4,078,600)
                                                                                                     ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net investment income...........      (4,945,284)
      Distributions to Common Shareholders from return of capital...............        (651,423)
      Repurchases of reverse repurchase agreements..............................     (55,337,240)
      Reverse repurchase agreements borrowings..................................      44,157,314
      Issuances of loan.........................................................      22,450,000
      Cash received in reorganization...........................................         642,589
                                                                                    ------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES.....................................                        6,315,956
                                                                                                     ------------
Increase in cash................................................................                        2,237,356
Cash at beginning of period.....................................................                        1,355,365
                                                                                                     ------------
CASH AT END OF PERIOD...........................................................                     $  3,592,721
                                                                                                     ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                     $    195,477
                                                                                                     ============
SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING ACTIVITIES:
Outstanding loan acquired from reorganization (see Note 6 - Borrowings in the
   Notes to Financial Statements)...............................................                     $ 31,950,000
                                                                                                     ============
Issuance of shares associated with reorganization...............................                     $ 74,405,197
                                                                                                     ============


                       See Notes to Financial Statements                 Page 19

FIRST TRUST STRATEGIC HIGH INCOME FUND II
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

ALL SHARE AMOUNTS, NET ASSET VALUES AND MARKET VALUES HAVE BEEN ADJUSTED AS A RESULT OF THE 1-FOR-3 REVERSE SHARE SPLIT ON SEPTEMBER 30, 2011.

                                                 YEAR             YEAR             YEAR             YEAR             YEAR
                                                ENDED            ENDED            ENDED            ENDED            ENDED
                                              10/31/2011     10/31/2010 (a)   10/31/2009 (b)     10/31/2008       10/31/2007
                                            --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period .....    $    15.87       $    14.22       $    25.56       $    48.93       $    60.54
                                              ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .............          0.59             1.86             3.87             6.12             7.26
Net realized and unrealized gain (loss)...          0.32             1.17           (11.31)          (23.49)          (12.87)
                                              ----------       ----------       ----------       ----------       ----------
Total from investment operations .........          0.91             3.03            (7.44)          (17.37)           (5.61)
                                              ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.54)              --            (0.27)           (5.13)           (5.85)
Net realized gain ........................            --               --               --               --            (0.15)
Return of capital ........................         (0.07)           (1.38)           (3.63)           (0.87)              --
                                              ----------       ----------       ----------       ----------       ----------
Total from distributions .................         (0.61)           (1.38)           (3.90)           (6.00)           (6.00)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ...........    $    16.17       $    15.87       $    14.22       $    25.56       $    48.93
                                              ==========       ==========       ==========       ==========       ==========
Market value, end of period ..............    $    14.51       $    14.49       $    13.17       $    21.45       $    45.33
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN BASED ON NET ASSET VALUE (c)          13.60%           23.46%          (28.92)%         (37.09)%          (9.92)%
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN BASED ON MARKET VALUE (c)....         11.64%           21.71%          (22.00)%         (42.84)%         (19.21)%
                                              ==========       ==========       ==========       ==========       ==========

-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....    $  131,109       $   50,468       $   45,159       $   80,740       $  154,131
Ratio of net expenses to average net assets         2.35%            2.29%            1.77%            4.09%            4.19%
Ratio of total expenses to average net
   assets excluding interest expense .....          1.93%            2.21%            1.77%            2.45%            1.74%
Ratio of net investment income (loss) to
   average net assets ....................          9.65%           12.54%           22.79%           16.48%           12.64%
Portfolio turnover rate ..................            49%             332% (d)         147% (d)           4%              21%
INDEBTEDNESS:
Total loan outstanding (in 000's) ........    $   54,400             N/A              N/A              N/A        $   67,000
Asset coverage per $1,000 of
   indebtedness (e) ......................    $    3,410             N/A              N/A              N/A        $    3,300

-----------------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved an interim investment management agreement with First Trust Advisors L.P. and an interim investment sub-advisory agreement with Brookfield Investment Management Inc. (formerly known as Hyperion Brookfield Asset Management, Inc.) ("Brookfield"), and on December 20, 2010, the Shareholders voted to approve new such agreements. (See Note 3 in the Notes to Financial Statements.)

(b) On June 29, 2009, the Fund's Board of Trustees approved an interim sub-advisory agreement with Brookfield, and on October 14, 2009, the Shareholders voted to approve a new sub-advisory agreement with Brookfield.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) For the fiscal years ended October 31, 2010 and 2009, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales. This caused the reported portfolio turnover rate to be higher than in previous fiscal years. The turnover rate may vary greatly from year to year as well as within a year.

(e) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.

N/A   Not applicable.


Page 20                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2011


                              1. FUND DESCRIPTION

First Trust Strategic High Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. The Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). Managed Assets means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      Corporate bonds, notes, U.S. Government Securities, Mortgage-backed Securities ("MBS"), Asset-backed Securities ("ABS") and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)  benchmark yields;

      2)  reported trades;

      3)  broker/dealer quotes;

      4)  issuer spreads;

      5)  benchmark securities;

      6)  bids and offers; and

      7)  reference data including market research publications.

A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

Common stocks, and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

Securities traded in the over-the-counter market are valued at their closing bid prices.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2011

Credit default swaps, if any, are valued using a pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

       1)   the fundamental business data relating to the issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of a security;

       4)   the financial statements of the issuer;

       5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

      12)   other relevant factors.


The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, auto, equipment lease, credit card, aircraft, franchise, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; collateralized debt obligations and collateralized loan obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Instability in the markets for fixed-income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Fund.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar securities in active markets.

            o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of October 31, 2011, is included with the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2011

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), as well as interest-only securities, that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2011, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2011, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                                % OF
                                                 ACQUISITION   PRINCIPAL              CARRYING                  NET
SECURITY                                            DATE      VALUE/SHARES   PRICE      COST        VALUE      ASSETS
------------------------------------------------------------------------------------------------------------------------
Banc of America Large Loan, Inc.
   Series 2005-MIB1, Class L, 3.24%, 03/15/22     06/26/06    $  3,000,000  $ 52.89  $  985,664  $  1,586,701   1.21%

GSAMP Trust
   Series 2004-AR2, Class B4, 4.76%, 08/25/34     08/17/05    $    440,199     2.26          --         9,967   0.01

Independence III CDO, Ltd.
   Series 3A, Class C1, 2.87%, 10/03/37           12/27/06    $  7,000,000     0.28          --        19,670   0.02
   Series 3A, Class PS                            04/11/06           3,500     1.00          --         3,500   0.00**

Park Place Securities, Inc.
   Series 2004-WCW2, Class M10, 2.99%, 10/25/34   03/24/06    $  1,301,976     3.61     184,912        47,038   0.04

Preferred Term Securities XXV, Ltd.
   Zero Coupon, 06/22/37                          03/27/07    $  5,750,000     0.00*         --           575   0.00**

Preferred Term Securities XXVI, Ltd.              06/06/07    $  2,500,000     0.00*         --           250   0.00**
   Subordinated Note, Zero Coupon, 09/22/37

Soloso CDO, Ltd., Series 2005-1                   04/24/06           4,000    10.00          --        40,000   0.03

Summit CBO I, Ltd
   Series 1A, Class B, 1.41%, 05/23/12            08/03/05    $  4,250,309     0.00*     91,513            43   0.00**

White Marlin CDO, Ltd., Series AI                 06/01/07           9,000     5.00          --        45,000   0.03
                                                                                     ----------  ------------  ------
                                                                                     $1,262,089  $  1,752,744   1.34%
                                                                                     ==========  ============  ======

*    Amount is less than $0.01.
**   Amount is less than 0.01%.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2011

D. REVERSE REPURCHASE AGREEMENTS:

Reverse repurchase agreements were utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back to the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Information for the year ended October 31, 2011:

      Maximum amount outstanding during the period.................. $16,858,474
      Average amount outstanding during the period*................. $13,634,447
      Average Common Shares outstanding during the period*..........   3,177,925
      Average debt per Common Share outstanding during the period*.. $      4.29

* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the period November 1, 2010 through March 23, 2011.

During the year ended October 31, 2011, the interest rate was 1.00% on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $54,159.

E. INTEREST-ONLY SECURITIES:

An interest-only security ("IO Security") is the interest-only portion of a MBS that receives some or all of the interest portion of the underlying MBS and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if held in the Fund, are identified on the Portfolio of Investments.

F. COLLATERALIZED DEBT OBLIGATIONS:

A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2011, primarily a result of differing book and tax treatment on reorganization transactions and recognition of amortization/accretion on portfolio holdings, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $2,830,978, an increase in accumulated net realized gain (loss) on investments by $9,938,160 and a decrease to paid-in capital of $12,769,138. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2011

The tax character of distributions paid during the fiscal year ended October 31, 2011 and October 31, 2010 was as follows:

Distributions paid from:                              2011              2010
Ordinary income.................................  $  4,945,284      $         --
Capital gain....................................            --                --
Return of capital...............................       651,423         4,385,537

As of October 31, 2011, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................  $         --
Undistributed capital gains.....................            --
                                                  ------------
Total undistributed earnings....................            --
Accumulated capital and other losses............   (30,919,828)
Net unrealized appreciation (depreciation)......   (44,055,241)
                                                  ------------
Total accumulated earnings (losses).............   (74,975,069)
Other...........................................      (473,612)
Paid-in capital.................................   206,558,127
                                                  ------------
Net assets......................................  $131,109,446
                                                  ============

H. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which 98.2% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. At October 31, 2011, the Fund had an available capital loss carryforward for federal income tax purposes of $30,919,828, expiring as follows:

         EXPIRATION DATE             AMOUNT
         October 31, 2016      $    859,121
         October 31, 2017      $  7,674,875
         October 31, 2018      $ 15,630,938
         October 31, 2019      $  6,754,894

Of these losses, $30,896,207 are subject to loss limitation resulting from reorganization activity. These limitations generally reduce the utilization of these losses to a maximum of $4,318,194 per year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2008, 2009, 2010 and 2011 remain open to federal and state audit. As of October 31, 2011, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES:

The Fund will pay all expenses directly related to its operations.

J. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

In May 2011, the FASB issued ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs", modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2011

FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust from its investment advisory fee.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management agreement and investment sub-advisory agreement and resulted in the automatic termination of the agreements.

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust and an interim investment sub-advisory agreement, which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days absent shareholder approval of such new agreements. A new investment management agreement with First Trust and a new investment sub-advisory agreement have been approved by the Board of Trustees of the Fund and were submitted to shareholders of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special shareholder meeting of the Fund to vote on proposals to approve the new investment management agreement and the new investment sub-advisory agreement was held on December 20, 2010, at which time the new investment management agreement and new investment sub-advisory agreement were approved by the Fund's shareholders. Until December 20, 2010, advisory fees payable to First Trust and Brookfield were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. Effective September 30, 2011, The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements. Prior to September 30, 2011, BNY Mellon Investment Servicing Trust Company (formerly known as PFPC Trust Company) served as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                   4. REORGANIZATION AND REVERSE STOCK SPLIT

On April 18, 2011, the Board of Trustees of the Fund approved a reorganization of the Fund ("FHY"), with the First Trust Strategic High Income Fund ("FHI") and a separate reorganization of FHY with the First Trust Strategic High Income Fund III ("FHO"). FHY was the surviving fund.

Under the terms of the reorganizations, which were tax-free, the assets of FHI and FHO were transferred to, and the liabilities of FHI and FHO were assumed by, FHY in exchange for shares of FHY. The cost of the investments received from FHI and FHO were carried forward to FHY for U.S. GAAP and tax purposes. The FHY shares were then distributed to FHI and FHO shareholders and the separate

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2011

existence of FHI and FHO ceased. The reorganizations were subject to certain conditions, including that each reorganization was approved on August 8, 2011, by the shareholders of FHI and FHO, respectively, and that the shareholders of FHY approved the issuance of additional FHY shares in connection with the reorganizations. When the reorganizations occured, each transaction was based on the relative net asset values of FHI, FHO and FHY.


ACQUIRING (SURVIVING FUND)                 ACQUIRED FUNDS
--------------------------                 --------------
FHY                                        FHI
                                           FHO

The following table summarizes the asset transfers and conversion ratios for each fund.

                                                      ACCUMULATED     SHARE     ACQUIRING
ACQUIRED     SHARES     NET ASSETS    UNREALIZED     NET REALIZED   CONVERSION (SURVIVING)    SHARES     NET ASSETS
  FUND      REDEEMED    ON 9/30/11    APPR (DEPR)     LOSSES          RATIO       FUND        ISSUED     ON 9/30/11*
--------   ----------   -----------   ------------   -------------   --------   ---------   ----------   -----------
  FHI       9,150,594   $34,305,393   $(2,806,920)   $(79,046,404)   0.745047      FHY       6,817,582   $47,972,682
  FHO       9,156,182    40,099,804    (2,401,021)    (35,818,175)   0.870347      FHY       7,969,118


*Amounts reflect net assets of FHY prior to reorganization

The following table summarizes the operations of the Acquired Funds for the period November 1, 2010 to September 30, 2011, the operations of FHY, the Acquiring (Surviving) Fund, for the year ended October 31, 2011, as presented in the Statement of Operations and the combined Acquired and Acquiring (Surviving) Funds' pro-forma results of operations for the year ended October 31, 2011, assuming the acquisition had been completed on November 1, 2010.

Because the combined investment portfolios have been managed as a single intergrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of FHI and FHO that have been included in FHY's Statement of Operations since September 30, 2011.


                                       NET REALIZED
                        NET           AND UNREALIZED       NET INCREASE
                     INVESTMENT       GAIN (LOSS) ON      (DECREASE) FROM
                       INCOME          INVESTMENTS          OPERATIONS
                    ------------      --------------      ---------------
Acquired Funds for the Period November 1, 2010 to September 30, 2011
        FHI         $  3,564,808       $    289,501        $   3,854,309
        FHO            3,429,563         (5,054,834)          (1,625,271)

Acquiring Fund for the Year Ended October 31, 2011
        FHY            5,613,623          6,219,121           11,832,744
                    -----------------------------------------------------
Combined Totals     $ 12,607,994       $  1,453,788        $  14,061,782
                    =====================================================

The reorganizations concluded subsequent to the close of business on September 30, 2011.

The Board of Trustees of FHY approved a 1-for-3 reverse stock split, which was completed upon the consummation of the reorganizations. FHY's shares are trading on a split-adjusted basis under a new CUSIP number. The reverse stock split resulted in every three outstanding shares being converted into one share, thereby reducing the number of FHY shares outstanding. Fractional shares were issued in the reverse stock split.

                      5. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2011 were $9,097,651 and $34,303,956, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2011 were $13,630,874 and $24,284,683, respectively.

                                 6. BORROWINGS

On March 21, 2011, the Fund entered into a committed facility agreement (the "Agreement") with BNP Paribas Prime Brokerage Inc. ("BNP") that had a maximum commitment amount of $16,000,000 with the ability to increase to $23,000,000 with BNP's consent. Effective April 27, 2011, BNP consented to increase the maximum commitment amount to $23,000,000. In connection with the reorganization,

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2011

on September 30, 2011, the Agreement was amended to increase the total commitment to $66,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the Agreement except upon 180 calendar days' prior notice. The borrowing rate under the facility is equal to the 3-month LIBOR plus 80 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

The average amount outstanding between March 22, 2011 and October 31, 2011 was $25,547,321, with a weighted average interest rate of 1.12%. As of October 31, 2011, the Fund had outstanding borrowings of $54,400,000 under the Agreement. The high and low annual interest rates for the period March 22, 2011 through October 31, 2011 were 1.23% and 1.05%, respectively. The interest rate at October 31, 2011 was 1.23%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                 8. LITIGATION

Two class action lawsuits were filed in the United States District Court for the Northern District of Illinois on behalf of purchasers of shares of First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III. These lawsuits were ultimately consolidated into one class action complaint, Gosselin vs. First Trust Advisors L.P. et al. (filed April 30, 2009). Expenses related to the litigation and paid by the Funds in the prior year were reimbursed to the Funds by their insurance carrier in the current reporting period.

On April 1, 2011, the U.S. District Court for the Northern District of Illinois preliminarily approved a settlement in the Gosselin vs. First Trust Advisors L.P. et al. class action lawsuit. The court held a Settlement Fairness Hearing on July 28, 2011, at which time the court approved the proposed settlement and entered an Order and Final Judgment.

                             9. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

RESIDENTIAL MORTGAGE-BACKED SECURITIES RISK: MBS's may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys MBS's at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of MBS's may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of MBS's may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, MBS's are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in MBS's which are interest-only securities ("IO") and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO will fall and the value of an IO security will rise. In addition to the foregoing, residential MBS's are subject to additional risks, including, but not limited to: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2011

increases in delinquencies and losses on residential mortgage loans generally;
(ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underling a residential MBS, unscheduled or early payments of principal and interest may shorten the security's effective maturity and prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

VALUE INVESTING RISK: The Sub-Advisor focuses the Fund's investments on securities that they believe are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities; the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

LEVERAGE RISK: The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its assets (including the amount borrowed) less liabilities other than borrowings. The Fund may use leverage for investment purposes and to meet cash requirements. Its leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. The Fund previously leveraged its assets through the use of reverse repurchase agreements. Reverse repurchase agreements are subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. The Fund may from time to time consider changing the amount of the leverage in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FOREIGN SECURITIES RISK: The Fund may invest in securities (equity or debt) of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include:
(i) there may be less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2011

than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were subsequent events:

On November 21, 2011, the Fund declared a dividend of $0.1200 per share to Common Shareholders of record on December 5, 2011, payable December 9, 2011.

On December 20, 2011, the Fund declared a dividend of $0.1300 per share to Common Shareholders of record on January 5, 2012, payable January 17, 2012.

Effective January 1, 2012, each Independent Trustee will be paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund. The fixed annual retainer will be allocated pro rata among each fund in the First Trust Fund Complex based on net assets. In addition, each Independent Trustee will be paid $1,000 by First Trust for his attendance at any organizational meeting for a new closed-end fund or other actively managed fund and $500 for any new index fund.

Additionally, the Lead Independent Trustee will be paid $15,000 annually, the Chairman of the Audit Committee will be paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee will be paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST STRATEGIC HIGH INCOME FUND II:

We have audited the accompanying statement of assets and liabilities of First Trust Strategic High Income Fund II (the "Fund"), including the portfolio of investments, as of October 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Strategic High Income Fund II as of October 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2011

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                          OCTOBER 31, 2011 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                          OCTOBER 31, 2011 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2011, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 31, 2011, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                    SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

A special meeting of shareholders of the Fund was held on December 20, 2010. At the meeting, shareholders approved a new investment management agreement between the Fund and First Trust and a new investment sub-advisory agreement between the Fund, First Trust and Brookfield. 4,779,444 (50.34%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment management agreement was 3,829,241, the number of votes against was 282,072, and the number of abstentions was 688,131. The number of votes cast in favor of the new investment sub-advisory agreement was 3,819,626, the number of votes against was 287,463, and the number of abstentions was 692,355. The terms of the new investment management agreement and new investment sub-advisory agreement are substantially similar to the terms of the previous agreements.

The Joint Annual Meeting of Shareholders of the Common Shares of Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund was held on April 18, 2011. At the Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Strategic High Income Fund II as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2014. The number of votes cast in favor of Mr. Keith was 8,266,202, the number of votes against was 233,016 and the number of abstentions was 1,034,558. James A. Bowen, Neil B. Nielson, Richard E. Erickson and Thomas
R. Kadlec are the other current and continuing Trustees.

At a Joint Special Meeting of shareholders of the Funds held on August 8, 2011 (the "August Meeting"), shareholders of FHI and FHO approved the reorganizations of each of FHI and FHO into FHY, and shareholders of FHY approved the issuance of additional common shares of FHY in connection with the reorganizations (for each Fund, a "Proposal"). FHI shareholders cast 4,285,227 votes in favor of the Proposal, 249,521 against the Proposal, and 153,380 shares abstained. FHO shareholders cast 3,655,211 votes in favor of the Proposal, 1,391,490 against the Proposal, and 194,087 shares abstained. FHY shareholders cast 4,275,548 votes in favor of the Proposal, 379,255 votes against the Proposal, and 232,275 shares abstained. The reorganizations were effective as of the opening of business of the New York Stock Exchange on October 3, 2011. In the applicable reorganization, FHY acquired substantially all of the assets and liabilities of FHI and FHO in tax-free transactions in exchange for an equal aggregate value of newly-issued common shares of FHY. Common shareholders of FHI and FHO received common shares of FHY with a net asset value equal to the aggregate net asset value of their respective common shares as determined at the close of business on September 30, 2011, which includes the costs of the applicable reorganization (cash was distributed for any fractional common shares).

Relevant details pertaining to the reorganizations are as follows:

FUND                                            NAV/SHARE ($)   CONVERSION RATIO
--------------------------------------------------------------------------------
First Trust Strategic High Income Fund (FHI)       $3.7490          0.745047
--------------------------------------------------------------------------------
First Trust Strategic High Income Fund II (FHY)    $5.0319             N/A
--------------------------------------------------------------------------------
First Trust Strategic High Income Fund III (FHO)   $4.3795          0.870347
--------------------------------------------------------------------------------

Prior to the open of business on October 3, 2011, FHY also completed a previously announced 1-for-3 reverse share split, which resulted in every three outstanding FHY shares after the reorganizations being converted into one share. FHY's shares continue to trade on a reverse split-adjusted basis under the same ticker symbol, FHY, with a new CUSIP number, 337353304.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                          OCTOBER 31, 2011 (UNAUDITED)

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                                                                  THE FIRST TRUST       OTHER
         NAME, ADDRESS,            TERM OF OFFICE                                                  FUND COMPLEX    TRUSTEESHIPS OR
       DATE OF BIRTH AND            AND LENGTH OF               PRINCIPAL OCCUPATIONS               OVERSEEN BY     DIRECTORSHIPS
     POSITION WITH THE FUND          SERVICE (2)                 DURING PAST 5 YEARS                  TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee      o Three Year Term  Physician; President, Wheaton Orthopedics;          82       None
c/o First Trust Advisors L.P.                        Co-Owner and Co-Director (January 1996
120 East Liberty Drive,           o Since Fund       to May 2007), Sports Med Center for
  Suite 400                         Inception        Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                    Estate Limited Partnership; Member,
D.O.B.: 04/51                                        Sportsmed LLC

Thomas R. Kadlec, Trustee         o Three Year Term  President (March 2010 to Present), Senior           82       Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,           o Since Fund       (May 2007 to March 2010), Vice President                     Inc. and ADM
  Suite 400                         Inception        and Chief Financial Officer (1990 to May                     Investor Services,
Wheaton, IL 60187                                    2007), ADM Investor Services, Inc. (Futures                  International
D.O.B.: 11/57                                        Commission Merchant)

Robert F. Keith, Trustee          o Three Year Term  President (2003 to Present), Hibs                   82       Director of
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Trust Company
120 East Liberty Drive,           o Since Fund       Consulting)                                                  of Illinois
  Suite 400                         Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee          o Three Year Term  President (June 2002 to Present), Covenant          82       Director of
c/o First Trust Advisors L.P.                        College                                                      Covenant
120 East Liberty Drive,           o Since Fund                                                                    Transport Inc.
  Suite 400                         Inception
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee,
  President,                      o Three Year       Chief Executive Officer (December 2010              82       None
Chairman of the Board and CEO(1)    Trustee Term     to Present), President (until December
120 East Liberty Drive,             and Indefinite   2010), First Trust Advisors L.P. and First
  Suite 400                         Officer Term     Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                    Board of Directors, BondWave LLC
D.O.B.: 09/55                     o Since Fund       (Software Development Company/
                                    Inception        Investment Advisor) and Stonebridge
                                                     Advisors LLC (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Neil B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                           FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                  OCTOBER 31, 2011 (UNAUDITED)

    NAME, ADDRESS         POSITION AND OFFICES        TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH FUND              LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley        Treasurer, Chief Financial   o Indefinite Term       Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,  Officer and Chief                                    and Chief Financial Officer, First Trust Advisors
   Suite 400           Accounting Officer           o Since Fund Inception  L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                           Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                               Company/Investment Advisor) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)

Erin E. Chapman        Assistant Secretary          o Indefinite Term       Assistant General Counsel (October 2007 to
120 E. Liberty Drive,                                                       Present), Associate Counsel (March 2006 to October
   Suite 400                                        o Since June 2009       2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                           Portfolios L.P.; Associate Attorney (November 2003
D.O.B.: 08/76                                                               to March 2006), Doyle & Bolotin, Ltd.

James M. Dykas         Assistant Treasurer          o Indefinite Term       Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,                                                       President (April 2007 to Present), Vice President
   Suite 400                                        o Since Fund Inception  (January 2005 to April 2007), First Trust Advisors
Wheaton, IL 60187                                                           L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

Roseanne Gatta         Assistant Secretary          o Indefinite Term       Board Liaison Associate (July 2010 to Present), First
120 E. Liberty Drive,                                                       Trust Advisors L.P. and First Trust Portfolios L.P.;
   Suite 400                                        o Since March 2011      Assistant Vice President (February 2001 to July
Wheaton, IL 60187                                                           2010), PNC Global Investment Services
D.O.B.: 07/55

Christopher R. Fallow  Assistant Vice President     o Indefinite Term       Assistant Vice President (August 2006 to Present),
120 E. Liberty Drive,                                                       Associate (January 2005 to August 2006), First Trust
   Suite 400                                        o Since Fund Inception  Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 07/55

W. Scott Jardine       Secretary                    o Indefinite Term       General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,                                                       Trust Portfolios L.P. and BondWave LLC
   Suite 400                                        o Since Fund Inception  (Software Development Company/Investment
Wheaton, IL 60187                                                           Advisor): Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                               (Investment Advisor)

Daniel J. Lindquist    Vice President               o Indefinite Term       Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                       Present), First Trust Advisors L.P. and First Trust
   Suite 400                                        o Since Fund Inception  Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Coleen D. Lynch        Assistant Vice President     o Indefinite Term       Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                       First Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                        o Since July 2008       L.P.; Vice President (May 1998 to January 2008),
Wheaton, IL 60187                                                           Van Kampen Asset Management and Morgan
D.O.B.: 07/58                                                               Stanley Investment Management

Kristi A. Maher        Assistant Secretary and      o Indefinite Term       Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,  Chief Compliance Officer     o Assistant Secretary   Assistant General Counsel (March 2004 to May
Suite 400                                             Since Fund Inception  2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                   o Chief Compliance      Portfolios L.P.
D.O.B.: 12/66                                         Officer since
                                                      January 2011

-----------------------------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                          OCTOBER 31, 2011 (UNAUDITED)


PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
3 World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

  (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $45,800 for the fiscal year ended October 31, 2010 and $54,479 for the fiscal year ended October 31, 2011.

  (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2011.

      Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2011.

  (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2010 and $5,200 for the fiscal year ended October 31, 2011.

      Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2011.

  (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2011.

      All Other Fees (Investment Adviser) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2011.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services described in each of paragraphs (b) through
      (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

  (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

  (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2010, were $5,200 for the Registrant and $6,000 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2011 were $5,200 for the Registrant and $3,720 for the Registrant's investment adviser.

  (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                     BROOKFIELD INVESTMENT MANAGEMENT INC.
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                                   JULY 2010


The Portfolio Proxy Voting Policies and Procedures (the "Policies and Procedures") set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, "BIM") in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients ("Clients") for which BIM has been delegated such proxy voting authority.

A. PROXY VOTING COMMITTEE

BIM's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines ("Guidelines").

B. ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

1. FIDUCIARY DUTY AND OBJECTIVE

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company's stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM's primary consideration is the economic interests its Clients.

2. PROXY VOTING AGENT

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent's research and analysis as part of BIM's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM's portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission ("SEC").

3. MATERIAL CONFLICTS OF INTEREST

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

      o BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the "Company") whose management is soliciting proxies or BIM is seeking to provide such services;

      o BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

      o BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management's recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

      o If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

      o If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. CERTAIN FOREIGN SECURITIES

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the "share-blocking period," BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. FUND BOARD REPORTING AND RECORDKEEPING

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the "Helios Funds") describing:

      o any issues arising under these Policies and Procedures since the last report to the Helios Funds' Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

      o any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds' Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM's experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

      o     these Policies and Procedures, as amended from time to time;

      o records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

      o records of written client requests for proxy voting information and any written responses of BIM to such requests; and

      o any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. AMENDMENTS TO THESE PROCEDURES

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E. PROXY VOTING GUIDELINES

Guidelines are available upon request.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Information provided as of January 3, 2012.

      Brookfield Investment Management Inc. ("Brookfield"), serves as the Registrant's investment sub-advisor and is an SEC-registered investment advisor specializing in core fixed-income, high yield, structured products (Mortgage-backed securities ("MBS") including Commercial MBS, Residential MBS and Asset-Backed Securities ("ABS")) as well as global Real Estate Investment Trusts and listed infrastructure securities. Headquartered in New York, the firm had approximately $21 billion of assets under management as of September 30, 2011. Brookfield Investment Management is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $100 billion of assets under management as of September 30, 2010. Dana E. Erikson and Anthony Breaks are joint and primary Portfolio Managers for the Registrant.

DANA E. ERIKSON, CFA, MANAGING DIRECTOR

      Mr. Erikson, Portfolio Manager and the Head of the High Yield Team, is responsible for Brookfield's corporate high yield exposures and the establishment of portfolio objectives and strategies. Mr. Erikson is a member of Brookfield's Investment Committee. Mr. Erikson has 25 years of investment experience. Prior to joining Brookfield in September 2006, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was the Head of High Yield Research.

      Mr. Erikson received a BA in Economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society.

ANTHONY BREAKS, CFA, DIRECTOR

      Mr. Breaks is a Portfolio Manager on the Securitized Products Investments team. Mr. Breaks is one of four team leaders in MBS/ABS and is a member of the team's securities analysis committee. In his role, Mr. Breaks is one of the team's portfolio managers. Mr. Breaks also has managed securitized product vehicles, such as SIV, ABCP and CDOs for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of October 31, 2011.

                                                                                                    # of Accounts     Total Assets
                                                                                                  Managed for which     for which
                                                                         Total                     Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts                    Based on        is Based on
          Team Member                    Type of Accounts*              Managed     Total Assets     Performance       Performance
 ----------------------------            -----------------           -------------  ------------   ----------------   ------------

1.  Dana Erikson                 Registered Investment Companies:          6           $276M              0                $0
                                 Other Pooled Investment Vehicles:         1            $38M              0                $0
                                 Other Accounts:                           1            $57M              0                $0

2.  Anthony Breaks               Registered Investment Companies:          1            $75M              0                $0
                                 Other Pooled Investment Vehicles:         0             $0               0                $0
                                 Other Accounts:                           2           $422M              0                $0


POTENTIAL CONFLICTS OF INTERESTS

      Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Portfolio Managers of the Registrant.

      These potential conflicts include:

      Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

      Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of Brookfield's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which Brookfield and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

      Related Business Opportunities. Brookfield or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

      Brookfield has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for Brookfield and the individuals that it employs. For example, Brookfield seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Brookfield has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS PORTFOLIO MANAGER COMPENSATION


Information provided as of October 31, 2011.

The Registrant's portfolio managers are compensated by the sub-advisor. Brookfield compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with a portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of Brookfield and its parent company, Brookfield Asset Management Inc. While the salaries of Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of Brookfield and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.


(A)(4)   DISCLOSURE OF SECURITIES OWNERSHIP


Information provided as of October 31, 2011.

                                                  Dollar Range of Fund Shares
                      Name                            Beneficially Owned

                      Dana Erikson                            $0

                      Anthony Breaks                          $0


(B)      Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              First Trust Strategic High Income Fund II


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date December 22, 2011



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date December 22, 2011


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Chief Financial
                          Officer and Chief Accounting Officer
                          (principal financial officer)

Date December 22, 2011

* Print the name and title of each signing officer under his or her signature.